UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    August 5, 2005
                                                     --------------


                                SCAN-OPTICS, INC.
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                     000-05265              06-0851857
 ----------------------------           ------------        -----------------
 (State or other jurisdiction          (Commission          (I.R.S. Employer
       of incorporation)               File Number)         Identification No.)


       179 Allyn Street, Suite 508, Hartford, CT               06103
       -----------------------------------------              -------
       (Address of principal executive offices)              (Zip Code)

     Registrant's telephone number, including area code:   (860) 547-1761

         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

         As previously reported, on August 5, 2005, Scan-Optics, Inc. entered into and closed a Foreclosure Agreement with its secured lender, SO Acquisition, LLC (as the assignee of ZOHAR II 2005-1, Limited, ZOHAR CDO 2003-1, Limited under the Credit Agreement described in Item 2.04 below) and Patriarch Partners Agency Services, LLC as agent to the lender ("Foreclosure Agreement").

         Following the closing of the Foreclosure Agreement, the board of directors voted on August 5, 2005 to dissolve the company, subject to requisite stockholder approval, which the company has determined will include holding a special meeting of stockholders and compliance with SEC regulations requiring the filing of a proxy statement with respect to such approval, rather than an information statement as previously reported.

Item 5.03    Amendments to Articles of Incorporation or Bylaws;
             Change in Fiscal Year

         On August 5, 2005, the company reported that the company's majority holder of common stock and sole holder of its preferred stock, ARK CLO 2000-1, Limited had consented to amending the company's certificate of incorporation to permit the board of directors to consist of one director, and that the company expected to file such an amendment following requisite stockholder approval and compliance with SEC regulations requiring the filing of an information statement with respect to such consent. The company has determined that it will comply with SEC regulations requiring the filing of a proxy statement, rather than file an information statement as previously reported, to seek approval of the charter amendment in a vote taken at the special meeting of stockholders referred to in
Item 1.01 above.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SCAN-OPTICS, INC.



                                                 By: /s/ Scott Schooley
                                                 -------------------------------
                                                 Name: Scott Schooley
                                                 Title: President and Secretary
Date:  August 11, 2005



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